Q4 2019 SUPPLEMENTAL INFORMATION MARCH 2, 2020

Forward Looking Statements Any statements in this presentation about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline and backlog, as well as estimated future revenues and net income, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the timing of, and ability to, enter into contracts for awarded projects on the terms proposed; the timing of work we do on projects where we recognize revenue on a percentage of completion basis, including the ability to perform under recently signed contracts without unusual delay; our ability to place solar assets into service as planned; demand for our energy efficiency and renewable energy solutions; our ability to arrange financing for our projects; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the effects of our recent acquisitions and restructuring activities; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; availability and costs of labor and equipment; the addition of new customers or the loss of existing customers; market price of the Company's stock prevailing from time to time; the nature of other investment opportunities presented to the Company from time to time; the Company's cash flows from operations and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the U.S. Securities and Exchange Commission on March 8, 2019. In addition, the forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Use of Non-GAAP Financial Measures This presentation includes references to adjusted EBITDA, adjusted cash from operations, non-GAAP net income and non-GAAP earnings per share, which are non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses these measures, please see the section in the Appendix in this presentation titled “Non-GAAP Financial Measures”. For a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the tables in the Appendix to this presentation titled “GAAP to Non- GAAP Reconciliation,” Non-GAAP Financial Guidance” and “Non-GAAP Financial Measures.” ©2020 Ameresco, Inc. All rights reserved. 2

Q4 2019 HIGHLIGHTS $22.2M $29.5M $306.6M +5% +91% +41% y/y Net Income Change y/y Adj. EBITDA Revenue y/y Revenue Net Income Adjusted Change Change EBITDA ©2020 Ameresco, Inc. All rights reserved. 3

SOURCES OF REVENUE Q4 2019 $244.6M $39.1M $22.9M Projects Recurring Other Energy efficiency and Energy & incentive revenue Services, software and renewable energy projects from owned energy assets; integrated PV plus recurring O&M from projects ©2020 Ameresco, Inc. All rights reserved. 4

FY 2019 HIGHLIGHTS $44.4M $91.1M $866.9M +0.1% +17% +10% y/y Net Income Change y/y Adj. EBITDA Revenue y/y Revenue Net Income Adjusted Change Change EBITDA ©2020 Ameresco, Inc. All rights reserved. 5

SOURCES OF REVENUE FY 2019 $611.1M $164.7M $91.1M Projects Recurring Other Energy efficiency and Energy & incentive revenue Services, software and renewable energy projects from owned energy assets; integrated PV plus recurring O&M from projects ©2020 Ameresco, Inc. All rights reserved. 6

68% OF EBITDA CAME FROM RECURRING LINES OF BUSINESS YEAR-TO-DATE 2019 19% Other Other 11% 7% Recurring O&M Projects O&M 11% 25% 8% Assets $867M $91M 11% Adjusted Revenue EBITDA* Projects 70% Assets 57% 68% Recurring * Adjusted EBITDA percentages allocate corporate expenses according to revenue share ©2020 Ameresco, Inc. All rights reserved. 7

ENERGY ASSET PORTFOLIO – 12/31/2019 LFG to RNG: 21% Electricity: 29% LFG Direct Operating Use: 16% Energy Assets Energy RNG: 10% in Development Assets & Construction Solar: 260 MWe 321 MWe 72% Solar: 44% Other: 7% Other: 2% 260 MWe of Energy Assets. Renewable Gas is 321 MWe in development & construction. 141 MWe, Solar is 115 MW, Other is 4 MW* Renewable Gas is 66 MWe, Solar is 231 MW, Other is 23 MW* * Numbers may not sum due to rounding ©2020 Ameresco, Inc. All rights reserved. 8 8

ENERGY ASSET BALANCE SHEET – 12/31/2019 Energy Operating Debt: Operating Energy $443M Total $230M Assets Debt $579M $343M Corporate Development/ Construction Debt $137M $113M $137M out of the $579M energy $230M out of the $343M of total debt assets on our balance sheet are still on our balance sheet is debt in development or construction. associated with our operating energy assets. $229M of the energy debt is non-recourse to Ameresco, Inc. * Numbers may not sum due to rounding ©2020 Ameresco, Inc. All rights reserved. 9

TREMENDOUS FORWARD VISIBILITY BACKLOG AND RECURRING REVENUE BUSINESS Awarded Project $1.2 billion Backlog ~ 12-24 months to contract Contracted Project ~ 12-36 months of revenue Backlog $1.1 billion Estimated Operating Energy contracted revenue 14 year weighted average PPA remaining $900 million and incentives Assets during PPA period O&M Backlog 16 year weighted average lifetime $1.1 billion $0 $400,000,000 $800,000,000 $1,200,000,000 ©2020 Ameresco, Inc. All rights reserved. 1010

SUSTAINABLE & PROFITABLE BUSINESS MODEL Expanding Earnings at a Faster Rate than Revenue by Growing Higher Margin Recurring Lines of Business Revenue ($M) Adjusted EBITDA ($M) $945 $107 $867 $787 $91 $91 $717 $631 $651 $63 $56 $46 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 Guidance Guidance Mid Point Mid Point Guidance reaffirmed August 9, 2017 ©2020 Ameresco, Inc. All rights reserved. 11

ENABLING A LOW CARBON FUTURE DATA ESTIMATED BASED ON ASSETS OWNED AND OPERATING AND CUSTOMER PROJECTS AS OF 12/31/2018 TO REPRESENT CARBON IMPACT TRHOUGH 2019. In 2019, Ameresco’s renewable energy assets and customer projects delivered a AMERESCO’S 2019 CARBON Carbon Offset equivalent to OFFSET IS EQUAL TO ONE OF… 11,167,978 Greenhouse gas emissions from… Metric Tons of CO2 27,712,104,218 miles driven by an average passenger vehicle Aggregate Metric Tons of CO2 Avoided Per Year companywide 12,000,000 11,167,978 OR 9,696,843 10,000,000 8,320,317 8,000,000 7,098,096 Carbon sequestered by… 5,972,537 14,584,861 acres of U.S. 6,000,000 4,900,029 3,809,825 forests in one year 4,000,000 2,838,153 2,064,520 2,000,000 - 2011 2012 2013 2014 2015 2016 2017 2018 2019 ©2020 Ameresco, Inc. All rights reserved. 12

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GAAP TO NON-GAAP RECONCILIATION Three Months Ended December 31, Twelve Months Ended December 31, 2019 2018 2019 2018 (Unaudited) (Unaudited) (Unaudited) (Unaudited) Adjusted EBITDA: Net income attributable to common shareholders $ 22,203 $ 11,593 $ 44,436 $ 37,984 Impact of redeemable non-controlling interests (1,611) (923) (4,135) (407) Plus: Income tax provision (benefit) (5,748) 2,934 (3,748) 4,813 Plus: Other expenses, net 3,702 5,955 15,061 16,709 Plus: Depreciation and amortization of intangible assets 10,305 8,486 39,439 30,529 Plus: Stock-based compensation 425 121 1,620 1,258 Plus: Restructuring and other charges 219 80 629 146 Less: Gain on deconsolidation of VIE - - (2,160) - Adjusted EBITDA $ 29,495 $ 28,246 $ 91,142 $ 91,032 Adjusted EBITDA margin 9.6% 13.0% 10.5% 11.6% Revenue 306,612 217,371 866,933 787,138 Non-Gaap net income and EPS: Net income attributable to common shareholders $ 22,203 $ 11,593 $ 44,436 $ 37,984 Impact of redeemable non-controlling interests (1,611) (923) (4,135) (407) Plus: Restructuring and other charges 219 80 629 146 Less: Gain on deconsolidation of VIE - - (2,160) - Plus: Income Tax effect of non-GAAP adjustments 1,101 198 1,101 70 Non-GAAP net income $ 21,912 $ 10,948 $ 39,871 $ 37,793 Earnings per share: Diluted net income per common share $ 0.46 $ 0.24 $ 0.93 $ 0.81 Effect of adjustments to net income - (0.01) (0.10) - Non-GAAP EPS $ 0.46 $ 0.23 $ 0.83 $ 0.81 Adjusted cash from operations Cash flows from operating activities $ (75,568) $ (21,160) $ (196,293) $ (53,201) Plus: proceeds from Federal ESPC projects $ 83,802 44,667 $ 199,358 $ 158,237 Adjusted cash from operations $ 8,234 $ 23,507 $ 3,065 $ 105,036 ©2020 Ameresco, Inc. All rights reserved.